Exhibit 10.3

SUBSCRIPTION AGREEMENT

Li3 Energy, Inc
Av. Pardo y Aliaga 699 Of. 802
San Isidro, Lima, Peru
c/o
Gottbetter & Partners (the “G&P”)
488 Madison Avenue, 12th Floor
New York, NY, 10022

This Subscription Agreement (this “Agreement”) has been executed by the subscriber set forth in the signature page attached hereto (the “Subscriber”) in connection with the private placement offering (the “Offering”) of a minimum of 4,000,000 ($1,000,000) (the “Minimum Amount”) and a maximum of 12,000,000 ($3,000,000) (the “Maximum Amount”),with an over-allotment option of 1,200,000 ($300,000), units of securities (the “PPO Units”) issued by Li3 Energy, Inc., a Nevada Corporation (the “Company”), at a purchase price of $0.25 per PPO Unit, with a minimum subscription of $25,000 (100,000 Units), subject to the Company’s right, in its sole discretion to accept subscriptions for less than $25,000). Each PPO Unit consists of (i) one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), (ii) a warrant, substantially in the form of Exhibit A attached hereto  (the “A Warrants”), representing the right to purchase one-half of one (0.5) share of Common Stock, exercisable for a period of five years at an exercise price of $0.50 per whole share, and (iii) a warrant, substantially in the form of Exhibit B attached hereto  (the “B Warrants,” and together with the A Warrants, the “Warrants”), representing the right to purchase one-half of one (0.5) share of Common Stock, exercisable for a period of five years at an exercise price of $1.00 per whole share.  (All share and per share numbers herein have been adjusted to give effect to the 15.625-for-1 forward stock split in the form of a dividend declared by the Company’s Board of Directors on October 19, 2009.)  As used in this Agreement, the term “Shares” shall mean all of the shares of Common Stock contained in the PPO Units sold in the Offering and the term “Warrant Shares” shall mean all of the shares of Common Stock issuable upon exercise of the Warrants contained in the PPO Units sold in the Offering, in each case to a Subscriber or to all of the Subscribers, as the case warrants.

The PPO Units being subscribed for pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Offering is being made on a “best efforts” basis to “accredited investors,” as defined in Regulation D under the Securities Act, and non-”U.S. persons,” as defined in Regulation S under the Securities Act.  The Company reserves the right, in its sole discretion and for any reason, to reject any Subscriber’s subscription in whole or in part, or to allot less than the number of PPO Units subscribed for.

The closing of the Offering (the “Closing;” and the date on which such Closing occurs hereinafter referred to as the “Closing Date”) shall be at the offices of Gottbetter & Partners, LLP, as counsel to the Company, at 488 Madison Avenue, New York, New York 10022 (or such other place as is mutually agreed to by the Company).  The Company may conduct multiple closings for the sale of the PPO Units until the termination of the Offering.  The Offering shall continue until November 30, 2009, which date may be extended (the “Termination Date”) by the Company.

The net proceeds from this Offering (after Placement Agent commissions, legal fees and other offering expenses) shall be used to acquire certain lithium mining assets in Canada, at an expected acquisition price of approximately $3 million, and for working capital purposes.

1.           Subscription.  The undersigned Subscriber hereby subscribes to purchase the number of PPO Units set forth on the signature page attached hereto, at an aggregate price as set forth on such signature page (the “Purchase Price”), subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein.

2.           Subscription Procedure.  To complete a subscription for the PPO Units, the Subscriber must fully comply with the subscription procedure provided in this Section on or before the Closing Date.

a.           Transaction Documents.  On or before the Closing Date, the Subscriber shall review, complete and execute the Signature Page to this Agreement, the Anti-Money Laundering Investor Form (with attachments) and the Investor Certification, attached hereto as Appendix A (collectively, the “Transaction Documents”), and deliver the Transaction Documents to the Company’s attorneys, Gottbetter & Partners, LLP (“G&P”), at the address listed on the instruction sheet below. Executed documents may be delivered to G&P by facsimile or electronic mail (e-mail), if the Subscriber delivers the original copies of the documents to G&P as soon as practicable thereafter.

b.           Purchase Price.  Simultaneously with the delivery of the Transaction Documents to G&P as provided herein, and in any event on or prior to the Closing Date, the Subscriber shall deliver to the CSC Trust Company of Delaware (the “Escrow Agent”) the full Purchase Price by check or by wire transfer of immediately available funds.

c.           Company Discretion.  The Subscriber understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for PPO Units, in whole or in part, notwithstanding prior receipt by the Subscriber of notice of acceptance of this subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Agreement.  If this subscription is rejected in whole, or the offering of PPO Units is terminated, all funds received from the Subscriber will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

3.           Escrow of Funds. All funds received from prospective investors will be held in escrow in a non-interest bearing account by the Escrow Agent, pending the earlier of (a) receipt of subscriptions for the Minimum Amount and the Closing or (b) the Termination Date.

a.
Revocation of Subscription. Subscriptions may be revoked prior to a Closing, provided that written notice of revocation is sent by certified or registered mail, return receipt requested, and is received by the Company at least three business days prior to the Closing on such subscriptions. In the event of any such revocation, subscription proceeds will be promptly refunded without interest or deduction therefrom.

b.
Failure to reach Minimum Amount. If the Minimum Amount has not been sold, or if the Unit offering is otherwise unable to close by the Termination Date, or in the event that this Offering is terminated for any reason without a Closing,, none of the Units will be sold and all Subscriber funds will be returned in full and without offset or interest thereon to the Subscribers.

c.
Rejection of Subscription.  In the event the Company reasonably determines it is necessary or appropriate to reject the subscription of any Subscriber for whom the Escrow Agent has received an Subscriber fund, the Company shall deliver written notice of such event to the Escrow Agent and G&P which notice shall include the reason for such rejection and the time and payment instructions, including the address and tax identification number of each payee, for the return to such Subscriber of the Purchase Price delivered by such Subscriber.  The Escrow Agent shall deliver such funds (without interest and deduction) pursuant to such written notice.

4.           Redemption of the Warrants.  The Company, at its option, may, upon written notice to the Warrants holder, call up to one hundred percent (100%) of the shares underlying the Warrants, pursuant to Section 1(b) of the A Warrants form or Section 1(b) of the B Warrants form.

5.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Subscriber the following:

a.
Organization and Qualification.  The Company is a corporation duly organized and validly existing under the laws of the State of Nevada.  The Company has all requisite power and authority to carry on its business as currently conducted.  The Company is duly qualified to transact business in each jurisdiction in which the failure to be so qualified would reasonably be expected to have a material adverse effect on the Company’s business, properties, financial condition (a “Material Adverse Effect”).

b.
Authorization.  As of the Closing, all action on the part of the Company, its board of directors, officers and existing stockholders necessary for the authorization, execution and delivery of this Agreement, the Warrant and the performance of all obligations of the Company hereunder and thereunder shall have been taken, and this Agreement and the Warrant, assuming due execution by the parties hereto and thereto, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

c.
Valid Issuance of the Common Stock and the Warrants.  The shares of Common Stock and the Warrants, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, and the shares of Common Stock underlying the Warrants, when issued and delivered in accordance with the terms of the Warrants, shall be duly and validly issued and will be free of restrictions on transfer directly or indirectly created by the Company other than restrictions on transfer under this Agreement and the terms of the Warrants and under applicable federal and state securities laws.

d.
Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the PPO Units, except for the following: (i) the filing of such notices as may be required under the Securities Act and (ii) the compliance with any applicable state securities laws, which compliance will have occurred within the appropriate time periods therefore.

e.
Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened before any court, administrative agency or other governmental body against the Company which question the validity of this Agreement or the Warrant, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to have a Material Adverse Effect.  The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to have a Material Adverse Effect.

f.
Compliance with Other Instruments.  The Company is not in violation or default of any provision of its Articles of Incorporation, each as in effect immediately prior to the Closing, except for such failures as would not reasonably be expected to have a Material Adverse Effect. The Company is not in violation or default of any provision of any material instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would reasonably be expected to have a Material Adverse Effect.  To the best of its knowledge, the Company is not in violation or default of any provision of any federal, state or local statute, rule or governmental regulation which would reasonably be expected to have a Material Adverse Effect.  The execution, delivery and performance of and compliance with this Agreement and the issuance and sale of the PPO Units, will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

g.
Certain Registration Matters.  Assuming the accuracy of the Subscriber’s representations and warranties set forth in this Agreement and the Transaction Documents, and the representations and warranties made by all other purchasers of PPO Units in the Offering, no registration under the Securities Act is required for the offer and sale of the PPO Units by the Company to the Subscriber hereunder.

h.
No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the PPO Units by any form of general solicitation or general advertising (within the meaning of Regulation D).

6.           Representations and Warranties of the Subscriber.  The Subscriber represents and warrants to the Company the following:

a.           The Subscriber, its advisers, if any, and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and have carefully reviewed and understand the risks of, and other considerations relating to, the purchase of PPO Units and the tax consequences of the investment, and have the ability to bear the economic risks of the investment.

b.           The Subscriber is acquiring the PPO Units for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof.  The Subscriber understands and acknowledges that the PPO Units, the shares of Common Stock, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) have not been registered under the Securities Act or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.  The Subscriber further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the PPO Units, the shares of Common Stock, the Warrants or the Warrant Shares.  The Subscriber understands and acknowledges that the offering of the PPO Units pursuant to this Agreement will not be registered under the Securities Act nor under the state securities laws on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

c.           The Subscriber understands that no public market now exists, and there never will be a public market for, the PPO Units, that an active public market for the Company’s Common Stock does not now exist and that there may never be an active public market for the shares of Common Stock sold in the Offering.

d.           The Subscriber, its advisers, if any, and designated representatives, if any, have received and reviewed information about the Company and have had an opportunity to discuss the Company’s business, management and financial affairs with its management.  The Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information includes projections as to the future performance of the Company, which projections may not be realized, are based on assumptions which may not be correct and are subject to numerous factors beyond the Company’s control.

e.           As of the Closing, all action on the part of Subscriber, and its officers, directors and partners, if applicable, necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Subscriber hereunder shall have been taken, and this Agreement, assuming due execution by the parties hereto, constitutes a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

f.           The Subscriber either (i) is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act or (ii) is not a “U.S. Person” as defined in Regulation S as promulgated by the SEC under the Securities Act, and, in each case, shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

g.           The Subscriber, if a non-U.S. Person, agrees that it is acquiring the PPO Units in an offshore transaction pursuant to Regulation S and hereby represents to the Company as follows:

(i)           Subscriber is outside the United States when receiving and executing this Agreement; and

(ii)           Subscriber has not acquired the PPO Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the PPO Units, or the Common Stock or Warrants underlying the PPO Units, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the PPO Units, or the Common Stock or Warrants underlying the PPO Units; provided, however, that the Subscriber may sell or otherwise dispose of the PPO Units, or the Common Stock or Warrants underlying the PPO Units, pursuant to registration of the PPO Units, or the Common Stock or Warrants underlying the PPO Units, under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein.

(iii)           The Subscriber understands and agrees that offers and sales of any of the PPO Units, or the Common Stock or Warrants underlying the PPO Units,  prior to the expiration of a period of one year after the date of transfer of the Shares under this Subscription Agreement (the “Distribution Compliance Period”), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom, and in each case only in accordance with all applicable securities laws.

(iv)           The Subscriber understands and agrees not to engage in any hedging transactions involving the PPO Units, or the Common Stock or Warrants underlying the PPO Units, prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the Securities Act.

(v)           The Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the PPO Units, or the Common Stock or Warrants underlying the PPO Units, or any use of this Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the PPO Units, or the Common Stock or Warrants underlying the PPO Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the PPO Units, or the Common Stock or Warrants underlying the PPO Units. Such Subscriber’s subscription and payment for, and its continued beneficial ownership of the PPO Units, or the Common Stock or Warrants underlying the PPO Units, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

h.           Subscriber represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in it, nor any person on whose behalf the Subscriber is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v), each a “Prohibited Subscriber”). The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. The Subscriber consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the Subscriber as the Company reasonably deems necessary or appropriate to comply with applicable U.S. antimony laundering, anti-terrorist and asset control laws, regulations, rules and orders. If the Subscriber is a financial institution that is subject to the USA Patriot Act, the Subscriber represents that it has met all of its obligations under the USA Patriot Act. The Subscriber acknowledges that if, following its investment in the Company, the Company reasonably believes that the Subscriber is a Prohibited Subscriber or is otherwise engaged in suspicious activity or refuses to promptly provide information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to transfer the shares of Common Stock.  The Subscriber further acknowledges that the Subscriber will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

i.           The Subscriber or its duly authorized representative realizes that because of the inherently speculative nature of investments of the kind contemplated by the Company, the Company’s investment results may be expected to fluctuate from month to month and from period to period and will, generally, involve a high degree of financial and market risk that can result in substantial or, at times, even total losses.

j.           The Subscriber has adequate means of providing for its current and anticipated financial needs and contingencies, is able to bear the economic risk for an indefinite period of time and has no need for liquidity of the investment in the PPO Units and could afford complete loss of such investment.

k.           The Subscriber is not subscribing for PPO Units as a result of or subsequent to any advertisement, article, notice or other communication, published in any newspaper, magazine or similar media or broadcast over television, radio, or the internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

l.           All of the information that the Subscriber has heretofore furnished or which is set forth herein is correct and complete as of the date of this Agreement, and, if there should be any material change in such information prior to the admission of the undersigned to the Company, the Subscriber will immediately furnish revised or corrected information to the Company.

7.           “Piggyback” Registration Rights.

a.           Piggyback Registration.  If the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Subscriber), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their family members (including a registration on Form S-8) or (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company shall promptly give to the Subscriber written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall include as a piggyback registration (the “Piggyback Registration”) all of the Shares and Warrant Shares specified in a written request delivered by the Subscriber to the Company within 10 calendar days after receipt of such written notice from the Company. However, the Company may, without the consent of the Subscriber, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.  Notwithstanding the foregoing, in the event that the SEC limits the amount of shares that may be registered in such registration statement, the Company may scale back from the registration statement first, such number of Warrant Shares and second, such number of Shares, on a pro-rata basis, as is required to meet the scale back requirements.  Additionally, in any such registration statement, SEC scale back requirements shall apply first to the Warrant Shares and the Shares and second, to any other shares being registered pursuant to a mandatory or demand registration obligation of the Company.

b.           Underwriting.  If a Piggyback Registration is for a registered public offering that is to be made by an underwriting, the Company shall so advise the Subscriber of the shares eligible for inclusion in such registration statement pursuant to Section 5(a).  In that event, the right of any Holder to Piggyback Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Shares and Warrant Shares in the underwriting to the extent provided herein. The Subscriber proposing to sell any of his Shares and Warrant Shares through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or the selling stockholders, as applicable.  Notwithstanding any other provision of this Section, if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Shares and/or Warrant Shares from such registration and underwriting.  The Company shall so advise the Subscriber (unless the Subscriber failed to timely elect to include his shares through such underwriting or has indicated to the Company his decision not to do so), and indicate to such Subscriber the number of shares that may be included in the registration and underwriting, if any. The number of shares to be included in such registration and underwriting shall be allocated among all of the subscribers in the Offering (the “Subscribers”) as follows:

(i)          If the Piggyback Registration was initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Subscribers, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein; and

(ii)           If the Piggyback Registration was initiated by a mandatory registration or the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the any of the Subscribers), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who are entitled to the mandatory registration or who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Subscribers, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein.

No shares excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If the Subscriber disapproves of the terms of any such underwriting, the Subscriber may elect to withdraw such Subscriber’s shares therefrom by delivering a written notice to the Company and the underwriter.  The shares so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such shares, a greater number of shares held by other Subscribers may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Subscribers who have included shares in the registration the right to include additional Shares pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

c.           Indemnification.

(i)           In the event of the offer and sale of shares under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Subscriber, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Subscriber or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Subscriber or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Subscriber, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 5(c)(i) shall in no event exceed the net proceeds from the sale of the shares received by the Company; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense who purchased the shares that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such shares to such person because of the failure of such Subscriber or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Subscribers, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Subscriber.

(ii)           As a condition to including shares in any registration statement filed pursuant to this Agreement, each Subscriber agrees to be bound by the terms of this Section 5(c) and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) that arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished by the Subscriber for use in the preparation thereof, and such Subscriber shall reimburse the Company, and such Subscribers, directors, officers, partners, legal counsel and accountants, persons, underwriters, or control persons, each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action or proceeding; provided, however, that such indemnity agreement found in this Section 5(c)(ii) shall in no event exceed the net proceeds received by such Subscriber as a result of the sale of shares pursuant to such registration statement, except in the case of fraud or willful misconduct.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Subscriber of such shares.

(iii)           Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(iv)           If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Sections 5(c)(iii) or in the case of the expense reimbursement obligation set forth in Sections 5(c)(i) and 5(c)(ii), the indemnification required by Sections 5(c)(i) and 5(c)(ii) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages or liabilities are incurred.

(v)           If the indemnification provided for in Section 5(c)(i) or 5(c)(ii) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (i) in such proportion as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then in such proportion as is appropriate to reflect not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(vi)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(vii)           Other Indemnification.  Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Subscriber of shares with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

d.           Assignment of Rights.  No Subscriber may assign its rights under this Section 5 to any party without the prior written consent of the Company; provided, however, that any Subscriber may assign its rights under this Section 5 without such consent to a Permitted Assignee as long as (i) such transfer or assignment is effected in accordance with applicable securities laws; (ii) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (iii) such subscriber notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the shares with respect to which such rights are being transferred or assigned.

For purposes of this Section 5(d), “Permitted Assignee” means (1) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (2) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (3) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (4) with respect to an individual party, any family member (spouse, descendants or trust the beneficial interests of which are owned by any of such individuals) of such party, (5) an entity that is controlled by, controls, or is under common control with a transferor, or (6) a party to this Agreement.

e.           Compliance.  The Subscriber covenants and agrees that such Subscriber will comply with the prospectus delivery requirements of the Securities Act as applicable to such Subscriber in connection with sales of Shares pursuant to a registration statement required hereunder.

f.           Information by Subscriber.  The Subscriber covenants and agrees that such Subscriber, if included in any registration, shall furnish to the Company such information as the Company may reasonably request in writing regarding such Subscriber and the distribution proposed by such Subscriber including any selling shareholder questionnaire if requested by the Company.

8.           Transfer Restrictions.  The Subscriber acknowledges and agrees as follows:

a.           The PPO Units, the shares of Common Stock and the Warrants have not been registered for sale under the Securities Act, in reliance on the private offering exemption in Section 4(2) thereof; the Company does not intend to register the PPO Units, the shares of Common Stock and the Warrants under the Securities Act at any time in the future; and the undersigned will not immediately be entitled to the benefits of Rule 144 with respect to the PPO Units, the shares of Common Stock and the Warrants.

b.           The Company is presently a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Shares, the Warrants and the Warrant Shares) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the Company (a) is no longer a shell company; and (b) has filed current “Form 10 information“ (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports.  As a result, the restrictive legends on certificates for the Shares, the Warrants and the Warrant Shares cannot be removed except in connection with an actual sale meeting the foregoing requirements

c.           The Subscriber understands that the certificates representing the Shares and the Warrants, until such time as the Shares or Warrant Shares (as the case may be)  have been registered under the Securities Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

For U.S. Persons:

THE SECURITIES REPRESENTED HEREBY [(AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF)] HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

Furthermore, the Warrants issued to investors purchasing units in this Offering in an offshore transaction outside the United States in reliance on Regulation S will bear an additional restrictive legend to the following effect:

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

The legend(s) set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped, if (a) such Common Stock are being sold pursuant to a registration statement under the Securities Act, or (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Common Stock is being made pursuant to an exemption from such registration.

d.           No governmental agency has passed upon the PPO Units, the shares of Common Stock and the Warrants or made any finding or determination as to the wisdom of any investments therein.

e.           There are substantial restrictions on the transferability of the shares of Common Stock, and if the Company decides to issue certificates representing the shares of Common Stock, restrictive legends will be placed on any such certificates.

9.           Indemnification.  The Subscriber agrees to indemnify and hold harmless the Company,  any placement agent, dealer or finder in the Offering, and their respective officers, directors, employees, agents, advisors, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein or in any other document delivered in connection with this Agreement.

10.           Modification.  This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11.           Notices.  All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if transmitted by hand delivery, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by nationally recognized overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered (i) if transmitted by hand delivery, as of the date delivered, (ii) if transmitted by facsimile or electronic mail, as of the date so transmitted with an automated confirmation of delivery, (iii) if transmitted by nationally recognized overnight carrier, as of the Business Day following the date of delivery to the carrier, and (iv) if transmitted by registered or certified mail, postage pre-paid, on the third Business Day following posting with the U.S. Postal Service: (a) if to the Company, at the address set forth above, or (b) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section).

12.           Assignability.  This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber and the transfer or assignment of the PPO Units, the shares of Common Stock, the Warrants or the shares of Common Stock underlying the Warrants shall be made only in accordance with all applicable laws.

13.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles thereof relating to the conflict of laws.

14.           Arbitration.  The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)           Arbitration is final and binding on the parties.

(b)           The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)           Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)           The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)           The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)           All controversies which may arise between the parties concerning this Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority in New York City, New York.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement.  The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

15.           Blue Sky Qualification.  The purchase of PPO Units under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the PPO Units from applicable federal and state securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16.           Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17.           Confidentiality.  The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company, not otherwise properly in the public domain, including, without limitation, the business summary of the Company, was received in confidence.  The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties. The Subscriber understands that the Company may rely on his agreement of confidentiality to comply with the exemptive provisions of Regulation FD under the Securities Act of 1933 as set forth in Rule 100(a)(b)(2)(ii) of Regulation FD.  In addition, the Subscriber acknowledges that he is aware that the United States securities laws generally prohibit any person who is in possession of material nonpublic information about a public company such as the Company from purchasing or selling securities of such company.

18.           Miscellaneous.

(a)           This Agreement constitutes the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           The representations and warranties of the Company and the Subscriber made in this Agreement shall survive the execution and delivery hereof and delivery of the Common Stock and the Warrants contained in the PPO Units.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

(d)           This Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(g)           The Subscriber understands and acknowledges that there may be multiple Closings for the Offering.

(h)           The Subscriber hereby agrees to furnish the Company such other information as the Company may request prior to the Closing with respect to its subscription hereunder.

17.           Public Disclosure.  Neither the Subscriber nor any officer, manager, director, member, partner, stockholder, employee, affiliate, affiliated person or entity of the Subscriber shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the Company’s express prior approval.  The Company has the right to withhold such approval in its sole discretion.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit 10.3
How to subscribe for PPO Units in the private offering of
Li3 Energy, Inc., Inc.:

1.	Date and Fill in the number of PPO Units being purchased and Complete and Sign the Signature Page.

2.	Initial the Investor Certification page.

3.	Fax or email all forms and then send all signed original documents to:

Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Facsimile Number:  (212) 400-6901
Telephone Number:  (212) 400-6900
Attn:  Rachel L. DeGenaro
E-mail Address:  rlg@gottbetter.com

4.
If you are paying the Purchase Price by check, a check for the exact dollar amount of the Purchase Price for the number of PPO Units you are purchasing should be made payable to the order of “CSC Trust Company of Delaware, Escrow Agent for LI3 ENERGY, INC.” and should sent to CSC Trust Company of Delaware, 2711 Centerville Road, One Little Falls Center, Wilmington, DA 19808.

5.
If you are paying the Purchase Price by wire transfer, you should send a wire transfer for the exact dollar amount of the Purchase Price for the number of PPO Units you are purchasing according to the following instructions:

Bank:	PNC Bank.
ABA Routing #:	031100089
Account Name	CSC Trust Company of Delaware
Account #:	5605012373
Reference:	“Li3 Energy, Inc. #79-1341– [insert Subscriber’s name]”

Thank you for your interest,

Li3 Energy, Inc.

Exhibit 10.3
LI3 ENERGY, INC.
SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the Subscriber hereby executes this Subscription Agreement.

Dated: ______________________, 2009

SUBSCRIBER (individual)	SUBSCRIBER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)
Title:

Address of Principal Residence:	Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

E-mail Address:	E-mail Address:

                                      *      X        $0.25                      *           =          $
Number of PPO Units                     Price per PPO Unit                         Purchase Price

*
(All share and per share numbers have been adjusted to give effect to the 15.625-for-1 forward stock split in the form of a dividend declared by the Company’s Board of Directors on October 19, 2009. The securities comprising the PPO Units will be delivered to the Subscriber after Closing promptly following the effective date of the Stock Split.)

LI3 ENERGY, INC.

IN WITNESS WHEREOF, the Company has duly executed this Subscription Agreement.

LI3 ENERGY, INC.

By:
Name:
Title:

LI3  ENERGY, INC.

ANTI-MONEY LAUNDERING INFORMATION FORM
(Please fill out and return with requested documentation.)

The following information is required in accordance with the USA PATRIOT ACT.

INVESTOR NAME:

LEGAL ADDRESS:

SOCIAL SECURITY # or TAX IDENTIFICATION # FOR INVESTOR:

IDENTIFICATION & DOCUMENTATION:

Please submit copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth and signature:

Current Driver’s License    or    Valid Passport   or    Identity Card

If the Investor is a corporation, please submit the following documents:
Corporation Documents, i.e. Articles of Incorporation, etc, including Corporate Resolutions granting authority to signatories and designating what are the permitted investments

Source of Funds:

The account will be funded by funds derived from:

Example: investments, etc.

Signature:
	Print Name	Date:
Title (if applicable)

Appendix A
LI3  ENERGY, INC.
INVESTOR CERTIFICATION

For Individual Accredited Investors Only
(all Individual Accredited Investors must INITIAL where appropriate):

Initial _______
I have a net worth (including home, furnishings and automobiles) in excess of $1,000,000 either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial _______
I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Accredited Investors
(all Non-Individual Accredited Investors must INITIAL where appropriate):

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______
The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial _______
The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.
Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.
Initial _______	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial _______
The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______
The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______
The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

1

LI3   ENERGY, INC.
INVESTOR CERTIFICATION (continued)

For Non-U.S. Person Investors
(all Investors who are not a U.S. Person must INITIAL this section):

Initial _______	The Investor is not a “U.S. Person” as defined in Regulation S; and specifically the Purchaser is not:

A.	a natural person resident in the United States of America, including its territories and possessions (“United States”);
B.	a partnership or corporation organized or incorporated under the laws of the United States;
C.	an estate of which any executor or administrator is a U.S. Person;
D.	a trust of which any trustee is a U.S. Person;
E.	an agency or branch of a foreign entity located in the United States;
F.	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;
G.	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or
H.
a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

And, in addition:

I.	the Purchaser was not offered the Units in the United States;
J.	at the time the buy-order for the Units was originated, the Purchaser was outside the United States; and
K.
the Purchaser is purchasing the Units for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the Units has not been pre-arranged with a purchaser in the United States.

2